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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 9, 2001



                              F.Y.I. INCORPORATED
            (Exact name of registrant as specified in its charter)


          Delaware                       0-27444               75-2560895
(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)         Identification No.)


                             3232 McKinney Avenue
                                  Suite 1000
                              Dallas, Texas 75204
                   (Address of principal executive offices)

                                (214) 935-7555
                        (Registrant's Telephone Number)
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Item 5.  Other Events.

         On August 9, 2001, F.Y.I. Incorporated issued the press release filed as exhibit 99.1 to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         99.1     Press release dated August 9, 2001.

                                       2
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                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:    August 9, 2001

                                    F.Y.I. INCORPORATED


                                    By:  /s/ ED H. BOWMAN, JR.
                                         -------------------------------------
                                         Ed H. Bowman, Jr.
                                         President and Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX


 Item
Number                        Description
------                        -----------

99.1                          Press release dated August 9, 2001.

                                       4